Item 1: Report to Shareholders

Inflation Protected Bond Fund	May 31, 2007

The views and opinions in this report were current as of May 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Fellow Shareholders

Investors in Treasury inflation-protected securities (TIPS) recorded modest gains in the 12-month period ended May 31, 2007. For the most recent six-month period, the returns were slightly negative. Slumping economic growth, moderate inflation, and steady short-term interest rates combined to create unwelcome crosscurrents for TIPS returns. Prices generally rose, but for most of the period TIPS investors did not reap much benefit from unexpected increases in so-called “headline” inflation, that is, the consumer price index (CPI), which includes volatile food and energy prices. However, by the end of May 2007, energy and food prices began to rise, and the annualized increase in the CPI climbed to 2.6%, double its annualized rate of 1.3% six months ago.

ECONOMY AND INTEREST RATES

The nation’s economy expanded at an anemic annualized rate of 0.6% in the first quarter, forcing bond investors to rethink their outlook. The slackening U.S. economy reflected a much cooler housing market, softer job growth, and decelerating manufacturing activity. Consumer spending, which buoyed the economy for the past three years, dropped off due to higher interest rates, constricting home equity values, and modest increases in personal income. Clearly, the nation has been experiencing subpar economic growth since the beginning of the year. The higher delinquency rate in the subprime mortgage market appears to be contained and has not spilled over into the wider market, and banks have imposed tighter lending standards in response to some of the abuses, such as loans with little or no documentation and low introductory interest rates that rise rapidly after adjusting. However, more recent economic data—particularly monthly housing starts—indicate that the worst of the economic slowdown may be behind us.

HIGHLIGHTS

  Slumping economic growth, moderate inflation, and steady short-term interest rates combined to create unwelcome crosscurrents for TIPS returns.
  The Inflation Protected Bond Fund returned 3.79% for the 12-month period ended May 31, 2007.
  With inflation under control, TIPS could not distinguish themselves from comparable Treasuries.

  Strong global growth, an improving housing market, and a healthy service sector should keep the U.S. economic engine chugging along in 2007, which should sustain inflationary pressures.

In response to the softening expansion, the bond market began to anticipate an easier monetary policy. At various times, bond prices indicated investors expected the Fed to make anywhere from a one- to three-quarter point rate cut, potentially bringing the federal funds target as low as 4.50% by year-end. Tight labor market conditions and high rates of resource utilization, however, pose a threat to the Fed’s inflation goals. Following each meeting of the monetary policy committee over the past six months, the Fed stated that although any further moves would be data dependent, policymakers felt that the predominant risk was accelerating inflation rather than slower economic growth. With no clear trends in the economy’s direction or the strength of inflation, the market continues to be uncertain about the direction and timing of the Fed’s next move.

Although the yield curve—a graphical comparison of yields and maturities—finally steepened a bit as two-year Treasury yields fell while 30-year yields rose, the curve remained inverted over the range of very short maturities. This partial inversion was in response to investors’ growing perception that the Federal Reserve would leave the federal funds rate unchanged for the rest of the year. Meanwhile, the yield on the 10-year Treasury note moved lower over the 12-month period, from 5.12% to 4.89%, indicating that the market believes the economy is likely to remain weak and inflation will be controlled.

Despite the Fed tightening in the first half of 2006, longer-term Treasury yields have declined from where they were a year ago. At the end of May, the 30-year Treasury yield was 5.01%, about 22 basis points (100 basis points equal one percent) below the yield at the end of May 2006.

MARKET NEWS

During the late spring last year when inflation fears rose, the bond market sold off and the real (inflation-adjusted) interest rate of the 10-year TIPS reached its highest level in three years. (Bond prices and yields move in opposite directions.) The market peaked in June, but the slower economy, particularly in the housing market, paved the way for a meaningful summer rally in Treasury prices. The yields of the 5- and 10-year Treasury notes fell below the overnight fed funds rate of 5.25%, where they remained at the end of May.

The duration of this inversion of the Treasury yield curve—where short-term rates are greater than long-term rates—has puzzled the market, creating an uneasy feeling. Six months ago, the market was anticipating a weaker economy, a Fed rate cut, and generally lower rates. At present, the market is tilted toward higher rates, particularly since there seems to be strong global growth. Although investors usually welcome market stability, the bond market’s lack of volatility is creating its own set of issues. Investors are seeking the highest yields and increasingly downplaying risk. As a consequence, investors are overweighting their portfolios with the higher-risk instruments, which generally comes at the expense of less-risky investments, such as TIPS.

Mirroring fixed-rate Treasuries, yields on long-term TIPS have been creeping up. The real rate on 10-year TIPS, which stood at 2.17% at the end of November 2006, has been rising and stood at about 2.51% at the end of May 2007. By comparing the yield of a TIPS to the yield of a conventional Treasury note with a comparable maturity, we can get a good idea of the market’s inflation expectations. For example, if a 10-year TIPS and a conventional 10-year Treasury were yielding 4%, we can assume that the inflation expectations would be near zero. The current difference of 2.35% between the yield of a 10-year TIPS and the conventional 10-year Treasury is lower than the peak of about 2.65% last July and at the lower end of the range for the market’s recent inflation expectations, which have varied between 2.25% and 2.75% since the Fed began raising rates in June 2004.

This lack of change in the TIPS market indicates that market participants do not think there is much of a threat from inflation and that the Fed is likely to keep it under control. Although real rates are higher than they were three years ago, they are still below the long-term average and are not likely to curtail borrowing, which usually precipitates an economic contraction.

PERFORMANCE AND STRATEGY

Your fund returned -0.82% in the last six months and 3.79% for the 12-month period ended May 31, 2007. As shown in the table, the fund lagged the unmanaged Lehman Brothers U.S. Treasury U.S. TIPS Index for the 6- and 12-month periods but outperformed its Lipper peer group average.

Since TIPS are the major holding in the Inflation Protected Bond Fund, the fund’s performance over the 6- and 12-month periods has mirrored the disappointing TIPS sector returns. TIPS could not distinguish themselves from comparable Treasuries for a number of reasons. First, the hawkish rhetoric of the Fed has dampened the desire for inflation protection. Core inflation—the Fed’s preferred measure, which tends to smooth out inflationary trends because it excludes energy and food prices—has been rising and is at the higher end of the Fed’s comfort zone. Still, the central bank, under the leadership of Ben Bernanke, has been able not only to preserve but also to enhance its reputation as an inflation fighter. In addition, events over the past two years exposed the volatile nature of headline inflation. After the devastation from hurricanes Katrina and Rita in the late summer of 2005, energy prices spiked, and TIPS investors benefited briefly from rising CPI inflation. Energy prices spiked again in the spring of 2006, but through the summer they dropped precipitously, creating month-to-month decreases in the CPI numbers that sent the TIPS market reeling. However, with energy and food prices back on the rise, TIPS investors should benefit from the positive accretion in coming months.

Allocations into other sectors, including tactical moves into fixed-rate Treasuries, mortgages, and non-U.S. inflation-protected issues—even though global inflation rates have been contained—offered some opportunities. We steered clear of the U.K. market, but we made some purchases of unhedged euro debt and unhedged Japan inflation-indexed bonds. We hoped that we would realize some benefit from an appreciating yen, but so far this year, the yen has been weaker. We continue to examine ways to extract value out of non-U.S. markets.

The fund’s duration, a measure of the portfolio’s sensitivity to interest rate changes, generally remained longer than the benchmark. While this less defensive posture can hurt when rates rise, the fund was well-positioned during the declines of last fall and winter.

OUTLOOK

Strong global growth, an improving housing market, and a healthy service sector should keep the U.S. economic engine chugging along in 2007. The steady interest rate environment has made for uneasy bond investors who are having difficulty seeing the timing and direction of the Fed’s next move. Despite some signs of a cooling economy, the Fed says core inflation remains stubbornly high. Nevertheless, the Fed is likely to keep its policy on hold, as it has since June 2006, until a clearer picture of the economy’s direction emerges. As a result, interest rates are likely to be confined to a tight range.

In the near term, TIPS may continue to have a difficult time relative to comparable fixed-rate Treasuries. Current valuations, while reasonable, are far from cheap. The market is expecting inflation to be about 2.35%, which compares favorably with the current year-over-year increases of 2.7% in core inflation. Such a high level of core inflation, however, encourages the Fed to maintain its hawkish rhetoric, which, in turn, dampens demand and enthusiasm for inflation protection. In this environment, the fund will continue to look for opportunities to augment income outside the TIPS sector.

Although TIPS have not consistently outperformed comparable Treasuries during this unusual period of inverted yields, we think they provide several benefits to a well-managed, long-term investment program. TIPS are backed by the full faith and credit of the U.S. government and allow investors to hedge a portion of their assets against the corrosive effects of long-term inflation. They also provide a current coupon rate that investors can collect while receiving the benefits of inflation protection. Finally, they can help diversify a portfolio, which may reduce risk and volatility.

The lack of direction in near-term Fed policy may continue to generate great angst, but our strategic view of inflation protection, and TIPS in particular, remains steadfast. While the risk of inflation may not be obvious now, we know from history that it has a way of quickly reasserting itself. Moreover, buying inexpensive insurance against inflation rather than waiting until the price has risen makes the case even more compelling for maintaining a TIPS allocation.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

June 18, 2007

The committee chairman has day-to-day responsibility for the managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Hedged: A position that is designed to protect against possible losses in a financial investment by engaging in offsetting transactions.

Lehman Brothers U.S. Aggregate Index: A widely used benchmark for the domestic investment-grade bond market, including corporate, government, and mortgage-backed securities. The index typically includes more than 5,000 fixed-income securities with an overall intermediate- to long-term average maturity.

Lehman Brothers U.S. Treasury U.S. TIPS Index: An unmanaged index that consists of inflation-protected securities issued by the U.S. Treasury.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Nominal interest rate: The stated rate of interest offered by a fixed-income security.

Real interest rate: A fixed-income security’s rate of interest after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter-and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

| | Year Ended 5/31/07‡ | 5/31/06‡ | 5/31/05‡ | 5/31/04 | 10/31/02 Through 5/31/03 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 10.54 | $ 11.32 | $ 10.83 | $ 10.91 | $ 10.00 |
| Investment activities | | | | | |
| Net investment income | 0.44* | 0.48* | 0.46* | 0.29* | 0.23* |
| Net realized and unrealized gain (loss) | (0.04) | (0.69) | 0.41 | (0.08) | 0.80 |
| Total from investment activities | 0.40 | (0.21) | 0.87 | 0.21 | 1.03 |
| Distributions | | | | | |
| Net investment income | (0.16) | (0.15) | (0.15) | (0.16) | (0.10) |
| Net realized gain | (0.13) | (0.42) | (0.23) | (0.13) | (0.02) |
| Total distributions | (0.29) | (0.57) | (0.38) | (0.29) | (0.12) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 10.65** | **$ 10.54** | **$ 11.32** | **$ 10.83** | **$ 10.91** |

| Ratios/Supplemental Data | | | | | |
|---|---|---|---|---|---|
| Total return^ | 3.79%* | (1.95)%* | 8.12%* | 1.94%* | 10.40%* |
| Ratio of total expenses to average net assets | 0.50%* | 0.50%* | 0.50%* | 0.50%* | 0.50%*† |
| Ratio of net investment income to average net assets | 4.08%* | 4.39%* | 4.13%* | 3.33%* | 5.46%*† |
| Portfolio turnover rate | 14.3% | 15.9% | 26.3% | 26.9% | 35.6%† |
| Net assets, end of period (in thousands) | $ 100,733 | $ 105,187 | $ 104,615 | $ 55,504 | $ 24,425 |

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.50% contractual expense limitation in effect through 9/30/08.

† Annualized

The accompanying notes are an integral part of these financial statements.

## Portfolio of Investments †

(Amounts in 000s)

| | $ Par/Shares | Value |
|---|---|---|
| **CORPORATE BONDS 0.1%** | | |
| **FINANCIAL INSTITUTIONS 0.1%** | | |
| **Finance Companies 0.1%** | | |
| SLM Corporation, VR, 3.54%, 4/1/09 | 150 | 138 |
| Total Corporate Bonds (Cost $150) | | 138 |
| **U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.4%** | | |
| **U.S. Government Obligations 0.4%** | | |
| Government National Mortgage Assn. | | |
| 4.50%, 5/15/18 - 12/15/18 | 400 | 386 |
| Total U.S. Government & Agency Mortgage-Backed Securities (Cost $406) | | 386 |
| **U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 96.7%** | | |
| **U.S. Government Agency Obligations 0.8% (5)** | | |
| Federal National Mortgage Assn., VR, 3.56%, 2/17/09 | 750 | 734 |
| | | 734 |
| **U.S. Treasury Obligations 95.9%** | | |
| U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26 | 4,861 | 4,478 |
| U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25 | 9,758 | 9,530 |
| U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/27 | 2,036 | 1,988 |
| U.S. Treasury Inflation-Indexed Bonds, 3.375%, 4/15/32 | 1,677 | 1,968 |
| U.S. Treasury Inflation-Indexed Bonds, 3.875%, 4/15/29 | 7,630 | 9,366 |
| U.S. Treasury Inflation-Indexed Notes, 0.875%, 4/15/10 | 8,886 | 8,471 |
| U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/15 | 7,311 | 6,860 |
| U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/13 | 9,473 | 9,146 |
| U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/15 | 1,794 | 1,712 |
| U.S. Treasury Inflation-Indexed Notes, 2.00%, 1/15/14 | 7,866 | 7,621 |
| U.S. Treasury Inflation-Indexed Notes, 2.00%, 7/15/14 | 8,441 | 8,171 |
| U.S. Treasury Inflation-Indexed Notes, 2.00%, 1/15/16 | 5,379 | 5,168 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss.

Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, November 30, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Forward Currency Exchange Contracts During the year ended May 31, 2007, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended May 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Purchased options are reflected in the accompanying Portfolio of Investments at market value. Transactions in options written and related premiums received during the year ended May 31, 2007, were as follows:

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $879,000 and $1,609,000, respectively, for the year ended May 31, 2007. Purchases and sales of U.S. government securities aggregated $13,893,000 and $20,289,000, respectively, for the year ended May 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2007, totaled $2,812,000 and were characterized as ordinary income for tax purposes. At May 31, 2007, the tax-basis components of net assets were as follows:

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year. Consequently, $346,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2008. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2007, the fund had $28,000 of capital loss carryforwards that expire in fiscal 2013, $13,000 that expire in fiscal 2014, and $574,000 that expire in fiscal 2015.

For the year ended May 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to inflation adjustments on Treasury inflation-protected securities. Results of operations and net assets were not affected by these reclassifications.

At May 31, 2007, the cost of investments for federal income tax purposes was $103,526,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through September 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2010. Pursuant to this agreement, management fees in the amount of $295,000 were waived and expenses in the amount of $4,000 were reimbursed by the manager during the year ended May 31, 2007. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $742,000 remain subject to repayment at May 31, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2007, expenses incurred pursuant to these service agreements were $104,000 for Price Associates, $95,000 for T. Rowe Price Services, Inc., and $59,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the year ended May 31, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $36,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at May 31, 2007, and May 31, 2006, was $1,031,000 and $385,000, respectively.

As of May 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 220,161 shares of the fund, representing 2% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Inflation Protected Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Inflation Protected Bond Fund, Inc. (the “Fund”) at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2007

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one- and three-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. The Board noted that the Manager had waived a substantial portion of its fee for the fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was below the median of comparable funds. The information also indicated that the fund’s expense ratio was above the median of certain groups of comparable funds but below the median of other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years
Year Elected*	and Directorships of Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2006	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2002	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2002	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. (5/00 to present); Director, Golden Star
2002	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Managing Director and Head of
International Private Banking, Bankers Trust (1996 to 1999); Director,
Georgia Pacific (5/04 to 12/05), Eli Lilly and Company, and Simon
Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2002

* Each independent director oversees 119 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years
Portfolios Overseen]	and Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[119]	Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the
Board and Director, T. Rowe Price Services, Inc., T. Rowe Price Savings
Bank, T. Rowe Price Global Asset Management Limited, and T. Rowe
Price Global Investment Services Limited; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice
2004	President, Inflation Protected Bond Fund
[37]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Connice A. Bavely, CFA (1951)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Inflation Protected Bond Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Inflation Protected	T. Rowe Price; Vice President, T. Rowe Price
Bond Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Trust Company

Michael J. Grogan, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Inflation Protected
Bond Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Inflation Protected Bond Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Inflation Protected Bond Fund	T. Rowe Price Investment Services, Inc.

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President, Inflation Protected Bond Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Inflation Protected Bond Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,201,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 23, 2007